                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        --------------------------------

                                 Date of Report
                                (Date of earliest
                                event reported):
                                 August 19, 2002

                          First Manitowoc Bancorp, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Wisconsin                         0-25983                   39-1435359
---------------------           ---------------------      ---------------------
   (State or other                (Commission File             (IRS Employer
    jurisdiction of                    Number)              Identification No.)
    incorporation)

                             402 North Eighth Street
                           Manitowoc, Wisconsin 54220
   ---------------------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (920) 684-6611
                    ----------------------------------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 5.  OTHER EVENTS.

         On August 19, 2002, First Manitowoc Bancorp, Inc. (the "Company") issued a press release announcing a two-for-one stock dividend payable October 18, 2002 to holders of record of the Company's common stock as of October 1, 2002. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              (99) Press Release, dated August 19, 2002, issued by First Manitowoc Bancorp, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST MANITOWOC BANCORP, INC.


Date:  August 19, 2002                By:  /s/ Thomas J. Bare
                                      ------------------------------------------
                                      Thomas J. Bare
                                      President

                          FIRST MANITOWOC BANCORP, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated August 19, 2002

Exhibit No.                       Description

99              Press Release, dated August 19, 2002, issued by First Manitowoc
                Bancorp, Inc.